Critical Accounting Estimates and Judgments	12 Months Ended
Dec. 31, 2021
Disclosure of accounting judgements and estimates [text block] [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
5	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

Estimates and judgments used are continuously evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

5.1	Critical accounting estimates and assumptions

The Corporation makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

a)	Evaluation of the impairment of goodwill and other fixed assets of definite useful life and intangible assets of indefinite useful life

Impairment reviews are undertaken annually to determine if goodwill arising from business acquisitions and other intangible assets with indefinite useful life are impaired, in accordance with the policy described in Note 2.15-i). For this purpose, goodwill is allocated to the different Cash Generating Unit (“CGU”) to which it relates while other intangible assets with indefinite useful life are assessed individually.

The recoverable amounts of the CGU and of other intangible assets with indefinite useful life have been determined based on the higher of their value-in-use and fair value less costs to sell. This evaluation requires the exercise of Management’s professional judgment to analyze any potential indicators of impairment as well as the use of estimates in determining the value in use, including preparing future cash flows, macro-economic forecasts as well as defining the interest rate at which said cash flows will be discounted.

If the Corporation experiences a significant drop in revenues or a drastic increase in costs or changes in other factors, the fair value of their business units might decrease. If management determines that the factors reducing the fair value of the business are permanent, those economic factors will be taken into consideration to determine the recoverable amount of those business units and therefore, goodwill, as well as other intangible assets with indefinite useful life may be deemed to be impaired, which may result in derecognition.

As of December 31, 2020, and 2021 the Corporation has performed a sensitivity analysis increasing or decreasing the assumptions of gross margin, discount rate, and revenue and terminal growth rate by a 10%, with all the other variables held constant, as follows:

	Difference between recoverable amount and carrying amounts
	2020		2021
Goodwill

Gross margin	(10)%	+10%	(10)%	+10%
Engineering and construction	(8.30)%	37.10%	(111.04)%	(68.87)%
Electromechanical	41.81%	55.60%	27.66%	75.53%

Discount rate:	(10)%	+10%	(10)%	+10%
Engineering and construction	32.68%	0.53%	(72.22)%	(103.35)%
Electromechanical	52.32%	45.23%	57.09%	46.39%

Terminal growth rate:	(10)%	+10%	(10)%	+10%
Engineering and construction	11.58%	17.44%	(92.70)%	(86.99)%
Electromechanical	46.83%	50.65%	51.59%	51.59%

Trademarks

Revenue growth rate:	(10)%	+10%	(10)%	+10%
Morelco	59.65%	123.51%	27.78%	77.02%
Vial y Vives - DSD	(1.04)%	2.79%	(6.61)%	14.14%

Discount rate:	(10)%	+10%	(10)%	+10%
Morelco	124.29%	66.82%	78.73%	32.50%
Vial y Vives - DSD	(6.56)%	9.95%	(6.50)%	16.83%

Terminal growth rate:	(10)%	+10%	(10)%	+10%
Morelco	86.47%	97.09%	48.35%	56.77%
Vial y Vives - DSD	(9.14)%	11.05%	5.15%	2.43%

Goodwill

In 2021, if the revenue growth rate, perpetual growth rate, or discount rate were 10% below or above management’s estimates, the Corporation would have been required to recognize a provision for goodwill impairment for the Engineering and Construction CGU (Morelco). In 2020, if the gross margin had been 10% below management’s estimate, the Corporation would have had to recognize a provision for goodwill impairment for the engineering and construction CGU (Morelco).

As a result of these evaluations, as of December 31, 2020 and 2021, no impairment provision was identified. (Note 17).

Trademarks

In 2021, if the revenue growth rate, terminal growth rate, or discount rate were 10% below Management’s estimates, the Corporation would have had to recognize a provision for trademark impairment in Vial y Vives-DSD. In 2020, if these assumptions had been 10% less or 10% more than Management’s estimates, the Corporation would have not recognized a provision for impairment in trademarks Vial y Vives-DSD.

As a result of these evaluations, as of December 31, 2020 and 2021, no provision for impairment was identified. (Note 17).

Review of carrying amounts of Unna Energia S.A.’s long-lived assets

At the date of each consolidated statement of financial position, the Corporation reviews the carrying amounts of its non-financial assets with finite useful lives to determine whether there is any indication that their carrying amounts are impaired. If there is any indication of impairment, the recoverable amount of the asset is estimated in order to determine, if applicable, the amount of the impairment.

The determination of whether an asset or group of assets is impaired involves management’s estimates with a certain level of uncertainty, such as future oil and gas (commodity) prices, effects of inflation on operating expenses, discount rates, production profiles and the outlook for world supply and demand conditions for crude oil, natural gas and refined products. Expected future cash flows are determined using management’s best estimate of future oil and gas prices and reserve volumes.

The level of expected future production in any impairment test is based on assumptions about future oil and gas prices, development and production costs, current tax regimes, among other factors.

As a consequence of the decrease in crude oil and gas prices at international level, the Corporation performed an impairment test of its long-lived assets belonging to its Cash Generating Units (hereinafter CGU), crude oil and non-associated gas in Block V, Block III, Block IV and the Pariñas Gas Plant, respectively, for which it used the value in use approach, since it has considered within its maintenance capex cash flows and the pre-tax valuation has been performed.

Management based its estimates of expected future cash flows to determine the recoverable value on i) information on reserves determined by technical management; and ii) estimated future prices and costs projected by management, using the following assumptions:

●	Projection horizon of the concession of its lots, (Block V until 2023, Block III, Block IV and gas plant until 2045).

●	Future prices projected based on information available in the market at the date of the consolidated statement of financial position, based on a “Crude Oil Brent” price forecast and published by the Energy Information Administration (EIA, 2021) starting at US$/bbl54.86, reaching US$/bbl91.42 in the long term for crude oil. Likewise, the prices for the Company have been considered a reference price starting at US$/bbl53.36 up to US$/bbl89.92 in the long term.

●	Future costs projected by Management based on the estimated evolution of the business, considering the investment plan reported to Perupetro S.A.

●	Actual discount rate for the three Blocks and for the Plant is 10.16%, which is the weighted average cost of capital (WACC) rate, determined in accordance with the Company’s policies, before taxes.

As of December 31, 2020, and 2021, the Company has completed a detailed assessment of the reserves (proven, probable, and possible) of the oil and gas fields included in the four contracts subscribed with Perupetro S.A. For this assessment, the Company performs in-house estimations with its team of reservoir specialists and geologists from the Exploration and Production unit. The analysis uses available historic information at the pit and field levels. As of December 31, 2020, total proven oil reserves amounted to 26.1 million barrels, and total associated gas reserves amounted to 25,733 million cubic feet. As of December 31, 2021, total proven oil reserves amounted to 25.2 million barrels, and total associated gas reserves amounted to 55,017 million cubic feet. This information has not been audited and is submitted to the General Hydrocarbon Direction (DGH) of the Ministry of Energy and Mines.

The recoverable value determined by the Company for crude oil following the value in use approach was S/785 million, which is higher than the carrying value of the CGU’s S/322.7 million, therefore management concludes that it is not required to recognize an impairment recovery of its assets (Level 3).

Sensitivity analysis

The sensitivity of the results obtained from the impairment test above to changes in the assumptions used by management is detailed below:

-	Changes in projected future prices based on information available in the market at a date close to the date of approval of the consolidated financial statements by the Board of Directors. This assumption has considered a decrease in quoted oil and gas prices on December 31, 2021 by 10%.
-	Changes in the discount rate: If the discount rate used by management were to increase by 10%.

As a result of the volatility of oil and gas prices in the international and local market, the Company sensitized the prices and discount rates in its expected cash flow model according to the assumptions included obtaining the recoverable values as of December 31, 2021. Assuming that prices had been reduced by 10%, and the discount rate had been increased by 10%, this would have resulted in a negative variation in the Company’s value in use of 17.1%. Although there is a high level of uncertainty, the impact is not significant in the separate financial statements, which is still higher than the carrying value of the CGU’s S/295 million.

b)	Income taxes

Determination of the tax obligations and expenses requires interpretations of the applicable tax laws and regulations. The Corporation seeks legal and tax counsel before making any decision on tax matters.

Deferred income tax assets and liabilities are calculated on the temporary differences arising between the tax basis of assets and liabilities and the amounts stated in the financial statement of each entity that makes up the Corporation, using the tax rates in effect in each of the years in which the difference is expected to reverse. Any change in tax rates will affect the deferred income tax assets and liabilities. This change will be recognized in the consolidated statement of income in the period in which the change takes effect.

Deferred income tax assets are recognized only to the extent that it is probable that future taxable profits will be available against which deductible temporary differences and tax loss carryforwards can be utilized. For this purpose, the Corporation takes into consideration all available evidence, including factors such as historical data, projected income, current operations, and tax planning strategies. A tax benefit related to a tax position is only recognized if it is more likely than not that the benefit will ultimately be realized.

The Corporation’s possible maximum exposure to tax contingencies amount to S/303 million.

The income tax for the year includes Management’s evaluation of the amount of taxes to be paid in uncertain tax positions, where the liabilities have not yet been agreed with the tax administration.

c)	Percentage of completion revenue recognition

Service revenues from construction contracts are recognized by the percentage of completion method, which requires estimating the margin to be obtained when project is completed. Projections of these margins are determined by management based on their budgets execution and adjusted periodically in order to use updated information to reflect actual performance in the work. In this regard, management believes that the estimates made at the end of the year are reasonable. When changes occur not approved in the scope of work, income is recognized as equivalent to the cost incurred (no profit is recognized) until it has been approved the additional work.

The revenue of the contract is recognized as such in the consolidated statement of comprehensive income in the accounting periods in which the work was executed. Costs related to the construction contract costs are recognized as works in the consolidated comprehensive income in the accounting periods in which the project was executed. However, any expected and likely cost overruns related to the contract over total expected income under the contract is recognized as expense immediately. In addition, any change in the estimates under the contract is recognized as a change in accounting estimates in the period in which the change is made and future periods if applicable. In certain construction contracts, the terms of these agreements allow to retain an amount to customers until it culminates with construction. Under these contracts, the total amount cannot be recognized until the construction is finished.

As of December 31, 2019, 2020 and 2021, a sensitivity analysis was performed considering a 10% increase/decrease in the Corporation’s gross margins, as follows:

	2019	2020	2021

Revenues	2,411,880	1,815,671	2,272,561
Gross profit	60,317	99,362	93,913
%	2.50	5.47	4.13
Plus 10%	2.75	6.02	4.54
Increase in profit before income tax	6,010	9,941	9,261
	66,327	109,303	103,174

Less 10%	2.25	4.92	3.72
Decrease in profit before income tax	(6,010)	(9,941)	(9,261)
	54,307	89,421	84,652

d)	Provision for well closure costs

As of December 31, 2021, the present value of the estimated provision for the closure of 201 wells amounted to S/71 million (S/52.9 million as of December 31, 2020, for the closure of 193 wells). The well closure liability is adjusted to reflect the changes that resulted from the passage of time and from reviews of either the date of occurrence or the amount of the present value of the originally estimated obligations (Note 17-d).

The Corporation estimates the present value of its future obligation for well closure costs, or well closure liability, and increases the carrying amount of the asset that will be withdrawn in the future and that is shown under the heading of intangibles in the consolidated statement of financial position.

In 2021, the calculation of the provision has been separated according to the obligation’s currency. Therefore, the pre-tax discount rates used for the calculation of the present value were: i) Block I for 1.48% (for dollars) 4.54% (for soles), ii) Block V for 1.13% (for dollars) 4.01% (for soles), and iii) Blocks III and IV for 3.56% (for dollars) 7.01% (for soles), based on the rate applicable to Peruvian sovereign bonds in soles and dollars between 3, 5 and 30 years respectively, in effect as of December 2021.

If on December 31, 2021, the estimated rate had increased or decreased by 10%, with all variables held constant, the impact on pre-tax profit would not have been significant.

e)	Impairment of investment in associate and account receivable to Gasoducto Sur Peruano S.A. (GSP)

Based on the termination of the concession agreement, on which Gasoducto Sur Peruano S.A. (GSP) acts as concessionaire (Note 15 a-i), as well as the agreements taken at the end of the year, the Corporation identified potential impairment indicators affecting the recoverability of its investment. Consequently, the Corporation impaired the full investment amount in 2019.

In that process, the Corporation has applied judgment to weight the various uncertainties surrounding the amount that can be recovered from this investment. Management has determined the recoverable amount assuming the following key factors: (i) the amount that GSP will recover as a result of a possible public auction, (ii) the liquidation of the company via the GSP Creditor´s meeting, and (iii) the validity of its right to subordinate the Odebrecht Group’s debts in GSP.

The calculation of the impairment estimate assumes a process of liquidation of GSP in accordance with Peruvian legislation, whereby the value of the asset to be recovered is first applied to the payments of liabilities in the different categories of creditors and the remainder, if it is the case, to the payment of the shareholders, taking into account the existing subordination agreements.

In 2018, in relation to the amount to be recovered by GSP, the Corporation is assuming a recovery of the minimum amount established in the concession agreement, which is equivalent to 72.25% of the Net Carrying Amount (NCA) of the Concession assets. This amount, in substance, represents a minimum payment to be obtained by GSP based on a public auction (liquidation) to be set up for the adequate transfer of the Concession’s assets to a new Concessionaire, under the relevant contractual terms and conditions. Additionally, given the situation of non-compliance by the Peruvian State and the situation in which the process of forming the creditors’ meeting was, and according to the opinion of lawyers for similar cases, the term for five years was estimated the recovery of the account receivable.

As of 2019, the recovery of NCA estimated by Management equals 50%, in consideration of the agreements taken as a consequence of the signing of the preliminary effective plea agreement. Likewise, considering that the formation of the creditors’ meeting is still pending, the deadline to initiate actions to start the collection process has been delayed. Therefore, a total term of eight years has been considered, from the date and until the formation of the creditors’ meeting, the approval of the settlement plan, the presentation of the arbitration claim, as well as the entire arbitration process in itself.

As of the date of this report, the creation of the Creditors’ Meeting is pending.

5.2	Critical judgments in applying the accounting policies

Consolidation of entities in which the Corporation holds less than 50%

The Corporation owns some direct and indirect subsidiaries of which the Corporation has control even though it has less than 50% of the voting rights. These subsidiaries mainly comprise indirect subsidiaries in the real estate business owned through Viva Negocio Inmobiliario S.A., having the power to affect the relevant activities that impact the subsidiaries’ returns, even though the Corporation holds interest between 30% and 50%. Additionally, the Corporation has control de facto by a contractual agreement with the majority investor over Promotora Larcomar S.A. of which it owns 46.55% of the equity interest.

Consolidation of entities in which the Corporation does not have joint control but holds rights and obligations over the assets and liabilities

The Corporation assesses, on an ongoing basis, the nature of the contracts signed with one or more parties. If the Corporation is not determined to have control or joint control but has rights to the assets and obligations for the liabilities under the arrangement, the Corporation recognizes its assets, liabilities, income and expenses and its interest in any jointly controlled assets or liabilities and any income or expenses arising from the arrangement as a joint operation in accordance with IFRS 11 - Joint Arrangements (Note 2.2-d).